SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20006

                                   FORM 8-KSB

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   June 16, 1999

                                ECB BANCORP, INC
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             (Exact name of registrant as specified in its charter)


        North Carolina                  0-24753                  56-2090738
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(State or other jurisdiction       (Commission File            (IRS Employer
       of corporation)                  Number)              Identification No.

                                  35080 US 264
                                  P. O. Box 337
                         Engelhard, North Carolina 27824
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                    (Address of principal executive offices)

     Registrant's telephone number, including area code      (252) 925-9411
                                                       -------------------------


                                       N/A
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(Former name or former address, if changed since last report.)

Item 5.  Other Events

         On June 16, 1999, ECB Bancorp, Inc., the holding company for The East Carolina Bank announced the declaration of a quarterly dividend. A copy of the Bank's press release is attached as Exhibit 99 to this Report.

Item 7.  Exhibits

         The following exhibits are attached to this Report:

         Exhibit Number                                Description
----------------------------------      ----------------------------------------
               99                       Copy of ECB Bancorp, Inc.'s June 16,
                                        1999, press release.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ECB Bancorp, Inc.



                                          By:/s/ Arthur H. Keeney, III
                                             ---------------------------
                                          Arthur H. Keeney, III
                                          President and Chief Executive Officer

Dated:   June 16, 1999